                                                                      Exhibit 99
                            Joint Filer Information

Designated Filer:                   Hoactzin Partners, L.P.
Issuer & Ticker Symbol:             Capco Energy, Inc. (CGYN.OB)
Date of Event
   Requiring Statement:             04/05/05

                                       /s/ Peter E. Salas
                                       -----------------------------------------
                                       PETER E. SALAS

                                       DOLPHIN MANAGEMENT INC.

                                       By:  /s/ Peter E. Salas
                                            ------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President

                                       DOLPHIN ADVISORS, LLC

                                       By:    Dolphin Management Inc.
                                       Its:   Managing Member

                                       By:  /s/ Peter E. Salas
                                            ------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President

                                       HOACTZIN PARTNERS, LP

                                       By:    Dolphin Advisors, LLC
                                       Its:   Managing Partner

                                       By:    Dolphin Management Inc.
                                       Its:   Managing Member

                                       By:  /s/ Peter E. Salas
                                            ------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President

                                       DOLPHIN OFFSHORE PARTNERS, L.P.

                                       By:  Dolphin Management Inc.
                                       Its:  Managing Partner

                                       By:  /s/ Peter E. Salas
                                            ------------------------------------
                                       Name:  Peter E. Salas
                                       Its:   President